Exhibit 99.2

Transcript of Tim Hortons China Investor Presentation Video

PARTICIPANTS

Liang (Leon) Meng, Chairman and Chief Executive Officer, Ascendent Capital Partners; Chairman, Silver Crest Acquisition Corporation

Peter Yu, Managing Partner, Cartesian Capital Group; Chairman, Tim Hortons China

Yongchen Lu, Chief Executive Officer, Tim Hortons China

Bin He, Chief Consumer Officer, Tim Hortons China

DISLAIMER AND RISK FACTORS

Female Speaker

The forward-looking statements in this presentation reflect Tim Hortons International Limited’s current view with respect to future events and financial performance. Actual results could differ substantially and materially from what Tim Hortons International Limited has projected. Forward-looking statements are inherently subject to risks, uncertainties and assumptions, and they are not guarantees of performance. You should not put undue reliance on these statements.

Such statements are made in good faith, pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Please refer to the presentation Slides numbered 1 and 2 for certain disclaimers, and Slide 3 for certain risk factors that could affect the accuracy of our expectations or cause our future results to differ materially from those expectations.

Tim Hortons International Limited does not undertake to update forward-looking statements in this presentation, or with respect to matters described herein.

PRESENTATION

Leon Meng

I am Leon Meng, Chairman and CEO of Ascendent Capital Partners. We are an international private equity firm based in and focused on Greater China.

In January 2021, we established Silver Crest to partner with the emerging leaders in the high-growth tech-enabled consumer sector, leveraging our long and successful track record of investments in China. For decades, we have been very focused on providing strategic advice, enabling companies to improve operations and, in that process, creating new industry leaders.

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

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Today, we’re very excited to introduce to you Tim Hortons China. It is a unique opportunity to tap into the phenomenal growth that we’re seeing in the Chinese coffee market. Tims China was founded by Cartesian Capital Group. It has decades of significant experience and an impressive track record in providing growth capital globally. In China specifically, they had tremendous success in nurturing and growing the Burger King China business into an established player.

And finally, we’re very pleased to have this opportunity to continue our partnership and collaboration with Sequoia and Tencent, who are the existing shareholders of Tims China.

With that, let me turn this over to Mr. Peter Yu, Managing Partner of Cartesian and Chairman of Tims China.

Peter Yu

Thank you, Leon.

At Cartesian, our passion is building businesses. And our latest and most exciting project is Tim Hortons China, taking that iconic international coffee and bakeshop into China, the world’s most compelling consumer market. Our project at Tims China is rooted in a long-standing partnership with RBI, Restaurant Brands International, which owns Burger King, Popeyes and Tim Hortons.

We were a financial sponsor bringing Burger King into China, growing from fewer than 60 restaurants to more than 1,200 in a few years. We’re drawing actively on that success, and about half of our leadership team worked together with us at Burger King China. Every successful business is backed by strong partnerships. Not only are we joined by RBI in Tims China, but also by Sequoia China and Tencent, two world-class collaborators.

Our vision at Tims is as simple as it is ambitious: to build the premier coffee and bakeshop in all of China, establishing a profitable network of more than 2,750 restaurants by 2026. Now, this goal is eminently achievable. First, because China is the fastest-growing coffee market in the world. Second, because of our demonstrated track record of growing Burger King China nearly 20 times. And third, because we’re off to a great start, having amassed a loyal following of more than three million members in a very short period of time.

But our focus is not simply growth but really profitable growth. And you can see our progress there already. In the first quarter of this year, we delivered same-store sale growth in excess of 40%. We have invested intentionally and intensively in technology to enable us to scale and support that continued expansion. Today, more than two-thirds of our orders are received digitally. All of this work shows up in our early results. At a store level, we have been EBITDA positive every month for the last 15 months.

China is the most compelling consumer market in the world, not just because of its size, but because it’s the most demanding, the most dynamic and the most digital. And to succeed in that environment, one needs a crystal clear philosophy, and ours is rooted on four fundamental cornerstones.

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

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First, true local relevance. We are an international brand, but we strive to understand and embrace what our guests like, want, and need.

Second, continuous innovation. In this market, we strive to stay top of mind through creative engagement and continuous creativity with our guests.

Third, genuine community. I always say that Tims is not about caffeine, it’s about connections. So we create physical spaces where our guests can relax with their families and friends, and digital spaces where they can connect to other members of the Tims community.

And lastly, in addition to localization, innovation, community, comes absolute convenience. We seek to serve our guests whenever and however they want us. We hope that our guests will stop by a Tims Go kiosk and pick up a coffee on the way to work. We hope that they will order lunch delivered to their office. And we hope they’ll stop by either our classic or our flagship cafes on the way home to relax.

Everything we do in building Tims is focused on these four cornerstones.

What’s important is not just what we do but how we do it, and two critical strands of DNA run through our corporate identity. And the first is world-class execution; the best strategy in the world is worthless without great execution. The second is data-driven decision-making. Every day, we consume a tremendous amount of data about our operations, about our guests, about their experience. We process those data in order to make better decisions every day, every week, every month, every year.

No two individuals embody that DNA better than my friends and colleagues, Yongchen Lu and Bin He. They were both part of our founding team, the driving force behind Burger King China. Yongchen was our Chief Financial Officer for many years and Bin was our Chief Marketing Officer at Burger King China. Today, they are the founders and formers of a tremendous team of professionals building Tims China, and no one better to tell you about how we take those four cornerstone principles and are building a world-class coffee and bakeshop in China.

Yongchen.

Yongchen Lu

Relevance starts with our people: the most amazing, committed, passionate professionals. We have more than 2,000 associates at the store level right now wearing China tailor-made uniforms. They live and love to serve our guests, passing our brand value of generosity, inclusiveness and humanity to our guests every day.

Our mission is to create a place where anyone can go at any time and feel at home.

Bin.

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Bin He

Relevance continues with our name. Tim Hortons has been a Canadian icon for more than 50 years. We created our own maple leaf Tims icon in bright-colored China red, one that is both easy to say and hard to miss on the street. This also shows the tremendous support we have received from our brand owner, RBI, in crafting a brand that is locally relevant.

We create products that are truly local, like what we did at Burger King China. For major cities, we have designed custom coffee products to capture the character of each of our home cities, such as Beijing Osmanthus flavored flat white with a design like the Peking Opera.

Peter Yu

This true localization, from our logo to our lunch menu, from the design of our stores to our digital identity, is what allows Tim to create so much familiarity and to grow so rapidly in the Chinese market.

Now, beyond localization, the second cornerstone of our philosophy is our focus on continuous innovation.

Yongchen Lu

It’s not just about being local; it’s about keeping our mindshare by continuously innovating. Every year we design and launch more than 30 new products - food and drink you’ll only find at Tims China.

Bin He

We also innovative classical products such as Timbits. Here’s the China secret: Timbits were changed to mochi holes, given original doughnut holes did not sell well in China. This face change makes Timbits an easier bite to reward myself in the afternoon and share with coworkers.

My personal favorite for the moment is Quartet latte with four layers of sensory experience. You can smell the fragrant coffee-flavored syrup, see the grinding of espresso beans, listen to chewy coffee jelly and taste the rich coffee cream. When I bite the pink Pop Rocks, it reminds me of childhood summer breeze.

Yongchen Lu

Innovation is not limited to our menu. It is throughout every aspect of Tims that spans the analog and digital world. We are a true data-driven organization, from the way we train our team to the way we maintain our inventory and ensure the safest food, from how our guests order to how they share their feedback. Our systems are integrated so that nobody is making decisions in a silo.

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

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Peter Yu

This level of innovation, both in the analog world of our products and the digital domain through our business intelligence systems drives not just our continued growth but also our expanding profitability.

Now beyond localization and continuous innovation, the third cornerstone of our practice is building a genuine community, and that’s where Bin, as our Chief Consumer Officer, truly excels.

Bin He

Building community is my personal favorite part of my job. Tims is a second home for our guests; whether ordering delivery to your desk, or relaxing in one of our coffeehouses, you’re part of Tims. You can see this in how our guests are constantly online sharing a little bit of Tims with their friends and family.

Last month, a friend of mine forwarded a photo of her friend enjoying Tims coffee bagel breakfast. I sent them a digital gift card, co-branding with cosmetic brand MAC. Three of us had a beautiful afternoon teatime with Tims’ peach coconut latte and wearing new lip color from MAC.

Yongchen Lu

We all live in multiple communities, and so we have reached out to a wide range of overlapping groups, from e-sports to foodies, from young shoppers to students. We build customized Tims experience in order to expand our community of guests. This also allows us to build a community even before we open a store, so when we do, we have a line around the block.

We recently opened the first store in the city of Ningbo, my hometown. Without exception, I was amazed that our first batch of loyal guests started to line up 12 hours before opening, and there were hundreds of guests lined up when the store opened.

Peter Yu

As we build such a large and vibrant community so rapidly, the fourth cornerstone becomes all the more critical. Beyond localization, continuous innovation and genuine community comes our need to provide absolute convenience, to deliver the highest quality food and beverage to all of our guests with the greatest of ease.

Yongchen Lu

To serve our booming community, we already have more than three million members, and we have three strategies.

First, our store network. We will have nearly 400 units by the end of this year, opening one every 36 hours. We have three complementary store formats: flagship, classic and Tims Go. Flagship is a key to brand building and buzz-creating. And classic provides the key brand experience. And Tims Go provides convenience in a smaller space, mainly for takeaway and delivery. Together, these drive traffic and create network effects.

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

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Second, mobile ordering. If you don’t have time to relax in our warm and comfortable café, you can order on your mobile phone in advance, skip the line and be on your way in seconds.

Third, delivery. More than one-third of our business is home or office delivery with our partners, including Meituan and Ele.me. This is the ultimate convenience, and we package our products well so customers receive them piping hot or ice cold, however they like. We are only two years old, but we can see that our loyal guests use each of these formats depending on their location and needs.

And that’s just what we want: to provide absolute convenience with these three strategies.

Peter Yu

To understand the dynamics driving our success, we start with the overall coffee opportunity in China. Having grown more than 30% a year for the past few years, there still is tremendous opportunity because the Chinese coffee market remains vastly underpenetrated, with consumption a mere fraction of other major markets, including Asian neighbors like Japan.

Now, to capture this opportunity, we begin by focusing on our key differentiators.

Yongchen Lu

Of course, many people from startups to Starbucks see this opportunity. I think our critical comparative advantages are digital. We know our guests live online, on their devices. We meet them there, and they meet each other there.

High-quality and fresh prepared food. Coffee is easy; great coffee is difficult. But what really makes Tims different is our ability to pair great coffee with high-quality, freshly prepared food for every part of the day.

Value for money. Tims is not luxury; it is a treat that our guests can enjoy three or four or five times a week. And we excel in value versus our competition.

Peter Yu

The Chinese consumer may be the most digital in the world. One of our core strategies and competencies is the myriad of ways that we are continually expanding our digital communities.

Bin.

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Bin He

We have built and continue to expand our presence across the digital ecosystem, from Weibo to WeChat, from Tmall to TikTok. Even before we open in a new city, we build connections spanning the digital and analog worlds. As Yongchen shared, a story about the Ningbo city opening earned 68 million media impressions within that day. We have one million followers on our brand’s WeChat platform, hundreds of thousands of notes and pictures on Dianping and Xiaohongshu endorsed by our influencers and their fans.

Yongchen Lu

We convert these connections into business, in part through our club. We delivered the same thing during my tenure at Burger King China. Today, its loyalty club counts over 50, five zero, million members. We started our Tims Club about two years ago at inception and already have more than three million members. Even with such a young program, our club builds loyalty and drives spend. Active members spend about 20% more at Tims after one year in the program.

Peter Yu

Far less glamorous than our digital strategies but no less important is building a robust, world-class supply chain. Drawing on our experience and our network from building Burger King China, Yongchen and the team have constructed a strong ecosystem that can support the needs of our rapidly growing store network.

Yongchen Lu

One of my personal passions is quality. And food quality begins with supply chain. Our team built a great and robust supply chain during my time at Burger King China. But I think our Tims supply chain is even stronger. We have world-class primary and secondary suppliers for each critical ingredient we use at the store level. And we have a real-time system that allows us to monitor and manage it, not just levels, but also quality and safety. We have protocols in place to immediately substitute challenged supplies with minimal impact on timing and margins.

Peter Yu

Building on our four cornerstones, these elements - our strategy, our digital capabilities and our robust supply chain - power our growth, enabling us to build more than 2,750 restaurants by 2026.

Yongchen Lu

A slope like this seems daunting, but it’s not. During my time at BK China, it rolled out at a similar pace, and that is a far more complex business model in terms of kitchen equipment, supply chain and site demands like the size, ventilation system and electricity. I have a world-class development team and we are well on track to open more than 250 units this year. We are ahead of the plan this year and have surpassed 200 stores on the first of June already.

Beyond that, we have more than 250 sites in process or in negotiation. We should end the year with at least 388 units, and that puts us solidly on track for more than 2,700 units in five years. Not only can we do it; we have done it and we’ll do it again, better and faster.

ViaVid has made considerable efforts to provide an accurate transcription. There may be material errors, omissions, or inaccuracies in the reporting of the substance of the conference call. This transcript is being made available for information purposes only.

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Peter Yu

At Tims China, we have a great brand, a loyal and rapidly growing following and a proven strategy, but our most precious resource are our people. Two-thousand strong, they draw from different backgrounds and bring different experiences. But what they all have in common with Yongchen and Bin is an absolute commitment to world-class execution and data-driven decision-making. Together, they have the passion and commitment to make Tims the premier coffee and bakeshop in China.

Now, finally, a word about our financial trajectory. We plan to grow to more than 7 billion RMB by 2026 and drawing on network effects, scale economies and synergies to expand our margins to more than 19% in that same year. But there is so much more room to grow. In this, the most compelling consumer market in the world, we can add more units, we can grow more revenue and we can expand our margins.

So I do hope, on behalf of the entire team, that you’ll join us as an investor, or at least as a guest. Thank you.

Leon Meng

来一杯 Tims，在中国享受美好的咖啡！

[Chinese spoken: Lai Yi Bei Tims, zai Zhong Guo Xiang Shou Mei Hao De Ka Fei.
Translation to English is said by Leon:]

Grab a cup of Tims. Enjoy good coffee in China.

Yongchen Lu

欢迎来到 Tims 中国

[Chinese spoken: Huan Ying Lai Dao Tims Zhong Guo
Translation to English is said by Bin:]

Bin He

Welcome to Tims China.

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Additional Information and Where to Find It

This document relates to a proposed transaction between Silver Crest and THIL. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Silver Crest and THIL intend to file a joint proxy statement/prospectus on Form F-4 with the U.S. Securities and Exchange Commission (the “SEC”), which will include a document that serves as a proxy statement of Silver Crest. The proxy statement/prospectus will be sent to all Silver Crest shareholders. Silver Crest also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Silver Crest are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Silver Crest through the website maintained by the SEC at www.sec.gov.

The documents filed by Silver Crest with the SEC also may be obtained free of charge upon written request to Suite 3501, 35/F, Jardine House, 1 Connaught Place, Central, Hong Kong.

Participants in Solicitation

Silver Crest and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Silver Crest's shareholders in connection with the proposed transaction. A list of the names of directors and executive officers of Silver Crest and information regarding their interests in the business combination will be contained in the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This document is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

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